SELIGMAN


NEW TECHNOLOGIES                                        [GRAPHIC OMITTED]


    FUND II, INC.





                                                            Annual Report
                                                          December 31, 2001



                                                           SEEKING LONG-TERM
                                                        CAPITAL APPRECIATION BY
                                                         INVESTING IN COMPANIES
                                                        THAT HAVE THE POTENTIAL
                                                         TO PRODUCE TOMORROW'S
                                                             TECHNOLOGIES




                                                                 [logo]
                                                         J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                            ESTABLISHED 1864

Seligman -- Times Change...Values Endure

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[Photo Omitted]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

Times Change...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....Values Endure
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

Table of Contents
To the Stockholders ...................................  1
Interview With Your Portfolio Manager .................  2
Performance Overview ..................................  4
Portfolio Overview ....................................  5
Portfolio of Investments ..............................  7
Statement of Assets and Liabilities ...................  9
Statement of Operations ............................... 10
Statements of Changes in Net Assets ................... 11
Statement of Cash Flows ............................... 12
Notes to Financial Statements ......................... 13
Financial Highlights .................................. 17
Report of Independent Auditors ........................ 18
For More Information AND Transfers of Shares .......... 19
Directors and Officers of the Fund .................... 20
Glossary of Financial Terms ........................... 24

To the Stockholders

For the fiscal year ended December 31, 2001, Seligman New Technologies Fund II posted a total return of -38.85% based on net asset value. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -28.69%. This index only measures the returns of the publicly traded technology market, and does not reflect the performance of venture capital companies, which are private. While there are no reliable indices for venture capital, there is ample evidence that overall returns for venture capital were even worse. Almost 30% of the Fund's assets were invested in venture capital on December 31, 2001.

The past year was difficult for technology and particularly for the venture capital market. Many subsectors of technology continued to struggle with large inventories, overcapacity, and weak demand. Venture capital companies faced an ongoing liquidity crunch. Valuations for many of these firms were reduced over the course of the year, and some have ceased operations.

Nearly all equity markets, however, suffered in 2001. The US economy slowed dramatically, and in the third quarter of 2001, gross domestic product (GDP) growth entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. This marked the end of 10 years of economic expansion -- the longest on record.

The US Federal Reserve Board responded to the slowdown with a series of interest rate cuts, beginning with a surprise 50-basis-point cut on January 3. The Fed continued to cut rates aggressively throughout the year, including a 50-basis-point cut on September 17 -- the first trading day following the terrorist attacks. Markets bottomed on September 21 and have since staged an impressive rally, underscoring the remarkable resiliency of the US financial markets.

We believe that the fourth-quarter stock market rally -- which benefited technology stocks disproportionately -- is the beginning of a longer-term trend, and that stocks are poised to deliver stronger returns in 2002. While markets are likely to be volatile over the short term, there are fundamental positive factors setting the stage for a broad recovery. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end -- an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

As the economy begins to recover, we believe that the stock market will rebound. However, recovery for technology, and particularly for venture capital, is likely to lag other sectors. While we believe that many venture capital companies will survive this difficult time and thrive in the future, many others are likely to fail.

The Fund's management team has positioned the Fund to benefit from an economic recovery. However, it is important to remember that the technology sector is highly volatile and, in many cases, the success of venture capital may depend on continued sources of funding, and the strength and timing of the economic recovery.

Thank you for your support of Seligman New Technologies Fund II. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments/ and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman


                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President



February 8, 2002

Interview With Your Portfolio Manager,
Storm Boswick

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND II PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001?
A: For the fiscal year ended December 31, 2001, Seligman New Technologies Fund II posted a total return of -38.85% based on net asset value. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of -28.69%. Seligman has created a separate benchmark based on this index to measure the performance of the sectors in which the Fund primarily invests. This index, which we have called the Blended Index, posted a total return of -40.36%.

Q: WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS TECHNOLOGY INDEX DURING THIS TIME?
A: A significant factor in the Fund's underperformance was its investments in venture capital, which are not reflected in these indices. Venture capital continued to operate within a very challenging environment. Investors have become more risk averse and credit conditions have become sharply tighter over the past year and a half. This has made securing additional financing difficult for many venture capital firms.

     In addition, the services and hardware subsectors -- sectors in which the Fund does not generally invest -- outperformed other sectors within the Goldman Sachs Technology Index. We believe that our index, the Blended Index, is a more appropriate benchmark for the Fund.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS TIME?
A: The past year continued to be difficult. High inventories, while being worked down, remained an issue in the face of continued soft demand. The events of September 11 worsened this already challenging environment. The shock to the greater economy, consumer confidence, and thus to four of the largest end markets for technology spending -- telecommunications, financial services, manufacturing, and retail -- likely delayed a demand-driven recovery by six to nine months.

Q:   WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?
A: We saw the environment of the past fiscal year as a buying opportunity. The market has been, and we believe will continue to be, volatile. We have tried to use this to the Fund's advantage by increasing or gaining exposure to the stocks of leading companies as valuations became more reasonable. We also took losses when necessary if companies underperformed expectations. Making these difficult decisions provided the Fund with a material tax-loss carryforward, which will give us greater flexibility in actively managing the portfolio as it appreciates.

Q:   HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?
A: Venture capital continued to operate within a challenging environment and the Fund's venture capital investments continued to deliver disappointing results. However, we remain optimistic regarding the future success of the Fund's private portfolio. At year-end, 30% of the portfolio was invested in venture capital.

     Regardless of the challenges in the market today, our long-term outlook is positive. Founder entrepreneurs, who often lack the business cycle experience to deal with the transitions of their industries and consolida-

A TEAM APPROACH

Seligman New Technologies Fund II is managed by Storm Boswick. Mr. Boswick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Team is led by Paul H. Wick. Team members include Christopher Boova, Melissa Breakstone, Gregory Cote, Eli Davidoff, Ajay Diwan, Frank Fay, Claudia Francois, Thomas Hirschfeld, James Nguyen, Richard Parower, Sangeeth Peruri, Patrick Renda, Lawrence Rosso, Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

Interview With Your Portfolio Manager,
Storm Boswick

     tion, are relinquishing control to boards of directors and experienced professional managers. In addition, business metrics across all new technology sectors now focus on positive gross margins as opposed to perpetually unprofitable subscriber and customer acquisition.

     While fundamentals for many of these companies have thus improved, valuations have declined and new deal terms have improved. Quite simply, it is a buyer's market in venture capital, and we are seeking to take advantage of the current environment for the long-term benefit of the Fund and its stockholders.

Q: WHAT WERE THE BEST-PERFORMING SUBSECTORS WITHIN THE FUND'S PORTFOLIO DURING THIS TIME?
A: Cable television, cable-television equipment, electronic design automation software, and security software all held up relatively well throughout the technology recession because capital spending continued in these areas. They were also less negatively impacted by overcapacity than many other areas.

Q:   WHAT SUBSECTORS DELIVERED THE POOREST PERFORMANCES?
A: Optical networking and telecom equipment, wireless equipment and wireless software, and enterprise software were the poorest performing areas. These sectors were most negatively affected by overcapacity and recession-related cuts in spending.

Q: WHICH SECTORS ARE YOU CURRENTLY SEEKING TO GAIN MORE EXPOSURE TO? AND ARE THERE ANY SECTORS THAT YOU WILL BE MOVING AWAY FROM?
A: As we see attractive valuations, we currently plan to increase the Fund's exposure to wireless equipment, cable equipment and services, and semiconductors and capital equipment. We particularly like enterprise software and enterprise business infrastructure companies.

     We plan to continue to avoid telecommunication services and equipment because we do not believe that recovery is possible for this industry during 2002. It is likely to continue to struggle with overcapacity, deflation, and a debt-ridden capital structure for at least the next twelve months.

Q:   WHAT IS YOUR OUTLOOK?
A: We have just been through a very difficult time. However, we believe we are now entering a healthier environment. The capital market mania and dot-com frenzy that we saw at the end of the 1990s and early 2000 is behind us. Capital allocation -- in both the equity and debt markets -- now appears reserved for professional management teams running viable businesses, serving sound end markets. The inventory glut also seems nearly corrected. Demand from both consumers and businesses for technology continues to be weak, but we expect this to firm by mid-year.

     While we anticipate a much improved overall environment in 2002, we continue to believe that stock picking will be critical. The great companies and great stocks of tomorrow will be decided now and in coming quarters, where prudent fiscal management and measured risk taking should generate outsized market share gains and positioning advantage for leading companies across all industries. We are confident that Seligman's Technology Group is at an advantage in analyzing these criteria for leadership and success.

Performance Overview


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001

                                                              AVERAGE ANNUAL
                                                    -----------------------------------

                                          SIX            ONE          SINCE INCEPTION
                                        MONTHS*         YEAR              6/22/00
                                     ------------   ------------    -------------------
With Sales Charge**                    (30.14)%       (42.02)%           (43.36)%
Without Sales Charge**                 (26.32)        (38.85)            (41.34)

Goldman Sachs Technology Index+        (14.08)        (28.69)            (43.90)
Blended Index++                        (20.00)        (40.36)            (54.10)

NET ASSET VALUE                                        CAPITAL LOSS INFORMATION
                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
December 31, 2001                $10.50                Realized        $(6.296)
June 30, 2001                     14.25                Unrealized       (3.671)(0)
December 31, 2000                 17.17

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

   Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

--------------------
     *  Returns for periods of less than one year are not annualized.
     ** Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge.
     + The Goldman Sachs Technology Index is an unmanaged benchmark that assumes investment of dividends. It is a broad-based index of publicly owned UStechnology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
     ++ The Blended Index is an index created by J. & W. Seligman & Co.
        Incorporated, the Fund's Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. TheBlended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund's holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in the index.
    (0) Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

Portfolio Overview

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001

                                                                                                        PERCENT OF NET ASSETS
                                                                                                      ------------------------
                                                                                                            DECEMBER 31,
                                                                                                      ------------------------
                                                         ISSUES        COST             VALUE            2001          2000
                                                         -------   -------------    -------------     ------------------------
COMMON STOCKS:
   Capital Goods ...................................       2       $ 10,654,743     $  6,317,625         2.2            --
   Commercial Services and Supplies ................       2          8,866,668        8,213,497         2.9           7.7
   Communications Equipment ........................       9         31,753,348       26,970,271         9.5           2.3
   Computers and Peripherals .......................       2          4,542,169        4,937,889         1.7           1.6
   Electronics Equipment and Instruments ...........       3          8,423,393        7,348,216         2.6           3.7
   Health Care .....................................       1          2,090,628        2,493,866         0.9           0.4
   Internet Software and Services ..................       4          9,588,497        7,211,189         2.6           8.5
   IT Consulting and Services ......................       1          2,483,393        3,554,673         1.3           2.2
   Media ...........................................       9         35,340,553       34,371,521        12.1           7.9
   Semiconductor Equipment and Products ............       8         18,129,195       17,752,165         6.3          13.5
   Software ........................................       6         30,756,640       44,722,350        15.8          17.3
   Telecommunication Services ......................       5         37,457,682       25,111,111         8.9            --
   Miscellaneous ...................................      --                 --               --          --           4.1
                                                        ----       -------------    -------------      ------       ------
Total Common Stocks ................................      52        200,086,909      189,004,373        66.8          69.2
                                                        ----       -------------    -------------      ------       ------
CONVERTIBLE PREFERRED STOCKS:
   Commercial Services and Supplies ................       2          1,427,514          751,199         0.3           0.2
   Communications Equipment ........................       9         29,980,550        9,940,166         3.5           6.3
   Electronic Equipment and Instruments ............       1          1,531,705        1,531,705         0.5            --
   Internet Software and Services ..................      13         64,826,288       37,248,617        13.2           7.1
   IT Consulting and Services ......................       1          7,098,500                --         --            --
   Media ...........................................       1          3,104,539        3,786,950         1.3            --
   Semiconductor Equipment and Products ............       1          2,228,473        1,199,312         0.4            --
   Software ........................................      11         39,150,047       25,484,688         9.0           4.2
   Telecommunication Services ......................       2         17,703,018        1,023,186         0.4           3.3
   Miscellaneous ...................................       1          2,370,322        2,271,718         0.8           0.4
                                                        ----       -------------    -------------      ------       ------
Total Convertible Preferred Stocks .................      42        169,420,956       83,237,541        29.4          21.5
                                                        ----       -------------    -------------      ------       ------
LIMITED PARTNERSHIPS:
   Miscellaneous ...................................       2          2,622,072        2,188,689         0.8           0.5
                                                        ----       -------------    -------------      ------       ------
CONVERTIBLE PROMISSORY NOTES:
   Computers and Peripherals .......................       1          1,353,662          135,366           --          0.2
   Internet Software and Services ..................       2            201,382          200,000          0.1           --
   Software ........................................       1             62,500           80,469          --            --
                                                        ----       -------------    -------------      ------       ------
Total Convertible Promissory Notes .................       4          1,617,544          415,835         0.1           0.2
                                                        ----       -------------    -------------      ------       ------
SHORT-TERM HOLDING AND
   OTHER ASSETS LESS LIABILITIES ...................       1          8,132,026        8,132,026         2.9           8.6
                                                        ----       -------------    -------------      ------       ------
NET ASSETS .........................................     101       $381,879,507     $282,978,464       100.0         100.0
                                                        ====       =============    =============      ======       ======


LARGEST INDUSTRIES
DECEMBER 31, 2001

[REPRESENTATION OF BAR CHART]

PERCENT OF NET ASSETS

     $70,287,507    SOFTWARE

     $44,659,806    INTERNET SOFTWARE AND SERVICES

     $38,158,471    MEDIA

     $36,910,437    COMMUNICATIONS EQUIPMENT

     $26,134,297    TELECOMMUNICATION SERVICES

Portfolio Overview

ALLOCATION OF INVESTMENTS
DECEMBER 31, 2001

[REPRSENTATION OF LINE GRAPH]

Venture Capital 29.9%

Net Cash and Short-Term Holdings 2.9%

Publicly Traded Companies 67.2%


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                  VALUE
-----------                            -----------
Magma Design Automation .............  $27,350,137
American Tower ......................   10,193,508
Epicentric (Series D) ...............    9,557,250
Crown Castle International ..........    8,590,992
Charter Communications (Class A) ....    7,874,009
Pure Markets (Series C) .............    7,010,989
printCafe (Series E-1) ..............    7,000,000
MarketSoft (Series D) ...............    6,612,931
i2 Technologies .....................    5,801,480
L.M. Ericsson Tel. (ADRs) ...........    5,517,600


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                              TEN LARGEST SALES
-----------------------------------                -------------------------
Magma Design Automation*                           Nasdaq-100 Shares**
i2 Technologies                                    SeaChange International**
Peregrine Systems*                                 AOL Time Warner
Charter Communications (Class A)*                  Microchip Technology**
American Tower                                     Polycom**
Comcast (Class A)*                                 Wind River Systems**
CIENA*                                             Western Digital**
Blue Pumpkin Software (Series G)*                  NetIQ**
Comverse Technology*                               INTUIT**
Agere Systems*                                     Altera**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.


--------------------
*  Position added during the period.
** Position eliminated during the period.

Portfolio of Investments
DECEMBER 31, 2001

                                    SHARES            VALUE
                                  ----------       -----------
COMMON STOCKS--66.8%
CAPITAL GOODS  2.2%
American Power Conversion*          317,900        $ 4,604,781
Capstone Turbine*                   316,900          1,712,844
                                                   -----------
                                                     6,317,625
                                                   -----------
COMMERCIAL SERVICES
   AND SUPPLIES  2.9%
Amdocs*                             132,700          4,507,819
CSG Systems International*           91,600          3,705,678
                                                   -----------
                                                     8,213,497
                                                   -----------
COMMUNICATIONS
   EQUIPMENT  9.5%
ADC Telecommunications*             298,300          1,373,671
CIENA*                              196,500          2,812,897
Cisco Systems*                      269,400          4,880,181
Comverse Technology*                136,900          3,060,399
L.M. Ericsson Tel. (ADRs)
   (Sweden)                       1,056,000          5,517,600
JDS Uniphase*                       572,350          4,965,136
Microtune*                           15,400            361,207
ONI Systems*                        415,100          2,613,054
Scientific Atlanta                   57,900          1,386,126
                                                   -----------
                                                    26,970,271
                                                   -----------
COMPUTERS AND PERIPHERALS  1.7%
Mercury Computer Systems*            45,900          1,801,345
Sun Microsystems*                   254,900          3,136,544
                                                   -----------
                                                     4,937,889
                                                   -----------
ELECTRONICS EQUIPMENT AND
   INSTRUMENTS  2.6%
Arrow Electronics*                   32,100            959,790
Symbol Technologies                 305,700          4,854,516
Tektronix*                           59,500          1,533,910
                                                   -----------
                                                     7,348,216
                                                   -----------
HEALTH CARE  0.9%
GMP Companies#                       73,349          2,493,866
                                                   -----------
INTERNET SOFTWARE AND
   SERVICES  2.6%
CNET Networks*                      133,700          1,197,283
Docent*                              64,300            203,188
Loudcloud                         1,199,500          5,073,885
Yahoo!*                              41,500            736,833
                                                   -----------
                                                     7,211,189
                                                   -----------
IT CONSULTING AND SERVICES  1.3%
J.D. Edwards*                       215,500          3,554,673
                                                   -----------
MEDIA  12.1%
AOL Time Warner*                     79,050          2,537,505
Charter Communications
   (Class A)*                       479,100          7,874,009
Comcast (Class A)*                  144,600          5,206,323
Echostar Communications*            101,950          2,800,057
Gemstar-TV Guide International*     133,700          3,700,816
Getty Images*                       148,100          3,415,927
Lamar Advertising*                   99,600          4,212,084
Liberty Digital (Class A)*          500,000          1,710,000
Liberty Media (Class A)*            208,200          2,914,800
                                                   -----------
                                                    34,371,521
                                                   -----------

SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  6.3%
Agere Systems*                      711,750        $ 4,049,858
Anadigics*                          139,200          2,126,976
Chartered Semiconductor
   Manufacturing (ADRs)*
   (Singapore)                       55,500          1,465,478
Credence Systems*                   115,800          2,150,985
Lattice Semiconductor*              122,600          2,521,269
Micrel*                              54,600          1,432,431
Texas Instruments                    66,300          1,856,400
United Microelectronics
   (ADRs)* (Taiwan)                 223,830          2,148,768
                                                   -----------
                                                    17,752,165
                                                   -----------
SOFTWARE  15.8%
Avant!*                              91,000          1,865,045
Citrix Systems*                      29,400            666,351
i2 Technologies*                    733,900          5,801,480
Magma Design Automation#          1,129,237         27,350,137
Mercury Interactive*                109,900          3,734,952
Peregrine Systems*                  357,800          5,304,385
                                                   -----------
                                                    44,722,350
                                                   -----------
TELECOMMUNICATION
   SERVICES  8.9%
American Tower                    1,076,400         10,193,508
Crown Castle International*         804,400          8,590,992
Qwest Communications
   International                    232,400          3,283,812
Rural Cellular*                      27,200            611,456
Western Wireless*                    86,050          2,431,343
                                                   -----------
                                                    25,111,111
TOTAL COMMON STOCKS
   (Cost $200,086,909)                             189,004,373
                                                   -----------
CONVERTIBLE PREFERRED
   STOCKS#  29.4%
COMMERCIAL SERVICES
   AND SUPPLIES  0.3%
Index Stock Imagery
   (Series G)                       316,844**          535,467
Index Stock Imagery
   (Series H)                        63,826            215,732
                                                   -----------
                                                       751,199
                                                   -----------
COMMUNICATIONS EQUIPMENT  3.5%
Calient Networks (Series D)         998,008          1,445,415
Chorum Technologies
   (Series E)                       246,601            369,901
Chorum Technologies
   (Series F)                        12,155             19,205
Iolon (Series C)                  1,279,230          3,121,321
Metro-OptiX (Series B)              723,328          3,940,734
Metro-OptiX (Series C)               91,801            216,650
Onetta (Series B)                   407,102            733,333
Silicon Wave (Series D)              29,438             28,260
WaveSplitter Technologies
   (Series F)                       425,269             65,347
                                                   -----------
                                                     9,940,166
                                                   -----------

--------------------
See footnotes on page 8.

Portfolio of Investments
DECEMBER 31, 2001

                                    SHARES            VALUE
                                 ----------        -----------
ELECTRONIC EQUIPMENT AND
   INSTRUMENTS  0.5%
Nextest Systems (Series B)          612,682        $ 1,531,705
                                                   -----------
INTERNET SOFTWARE AND
   SERVICES  13.2%
Achieva.com (Series D)            1,987,852            477,084
Adexa (Series C)                    562,080          1,585,066
Creative Planet (Series D)        6,546,708             35,941
Epicentric (Series D)             1,911,450          9,557,250
Infomediary Technology
   Solutions (Series A)             466,508+                --
Juniper Financial (Series B)      2,514,941          3,201,520
Moai Technologies
   (Series E)                       440,636             31,695
NetLogic Microsystems
   (Series C)                       358,184          1,164,098
printCafe (Series E-1)            1,750,000          7,000,000
Pure Markets (Series C)(o)        1,564,953          7,010,989
TruSecure (Series F)(o)           2,131,683          5,435,792
Vividence (Series D)                493,619          1,115,579
Xdrive Technologies
   (Series D)                       202,429            633,603
                                                   -----------
                                                    37,248,617
                                                   -----------
IT CONSULTING AND SERVICES  0.0%
Telenisus (Series C)(o)          27,473,102                 --
                                                   -----------
MEDIA  1.3%
Equity Securities Trust I 61/2%##    85,100          3,786,950
                                                   -----------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  0.4%
ZettaCom (Series B)                 875,410          1,199,312
                                                   -----------
SOFTWARE  9.0%
Acta Technology (Series E)        1,946,100          2,867,442
Acta Technology (Series E1)         664,410            978,962
Allegis (Series E)                  652,362          3,483,613
Applied Science Fiction
   (Series E)                        67,741+            58,935
Biometric Access (Series A-1)(o)     76,009+           466,352
Biometric Access (Series A-2)(o)    257,544+         1,580,156
Blue Pumpkin Software
   (Series G)                     1,061,788          3,057,949
Enterworks (Series B)               510,204            117,347
Kintana (Series B)                  949,425          4,424,321
MarketSoft (Series D)(o)          1,887,419          6,612,931
NFR Security (Series C)             378,697          1,836,680
                                                   -----------
                                                    25,484,688
                                                   -----------
TELECOMMUNICATION
   SERVICES  0.4%
fusionOne (Series D)              2,006,247          1,023,186
w-Technologies (Series A)(o)      1,857,871                 --
                                                   -----------
                                                     1,023,186
                                                   -----------
MISCELLANEOUS  0.8%
Far Blue (Series E)
   (United Kingdom)               1,562,608          2,271,718
                                                   -----------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
   (Cost $169,420,956)                              83,237,541
                                                   -----------

                                PRIN. AMT. OR
                                 PARTNERSHIP
                                  INTEREST            VALUE
                               ---------------    -------------
LIMITED PARTNERSHIPS#  0.8%
   (Cost $2,622,072)

MISCELLANEOUS  0.8%
Asia Internet Capital
   Ventures                      $2,276,102       $  1,935,279
GrandBanks Capital
   Venture                          342,233            253,410
                                                  ------------
                                                     2,188,689
                                                  ------------

CONVERTIBLE PROMISSORY
  NOTES(oo) 0.1%

COMPUTERS AND
   PERIPHERALS  0.0%
Internet Appliance
   Network
   10%, payable on demand         1,353,662+           135,366
                                                  ------------
INTERNET SOFTWARE AND
   SERVICES  0.1%
Techies.com
   9%, due 2/20/2006                133,333            133,333
Techies.com
   9%, due 2/20/2008                 66,667             66,667
                                                  ------------
                                                       200,000
                                                  ------------
SOFTWARE  0.0%
Enterworks
   10%, payable on demand            62,500+            80,469
                                                  ------------
TOTAL CONVERTIBLE
  PROMISSORY NOTES
   (Cost $1,617,544)                                   415,835
                                                  ------------

REPURCHASE
   AGREEMENT   3.3%
   (Cost $9,400,000)                                 9,400,000
                                                  ------------

TOTAL INVESTMENTS   100.4%
   (Cost $383,147,481)                             284,246,438
OTHER ASSETS
  LESS LIABILITIES   (0.4)%                         (1,267,974)
                                                  ------------
NET ASSETS   100.0%                               $282,978,464
                                                  ============

--------------------
  *  Non-income producing security.
  #  Restricted and non-income producing security unless noted.
 ##  Unrestricted and income producing security.
 (o) Affiliated issuer (Fund's holding representing 5% or more of the outstanding voting securities).
  +  Warrants attached.
 **  Options attached.
(oo) Restricted security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
DECEMBER 31, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $200,086,909) ................. $189,004,373
  Convertible preferred stocks* (cost $169,420,956)..   83,237,541
  Limited partnerships (cost $2,622,072) ............    2,188,689
  Convertible promissory notes (cost $1,617,544) ....      415,835
  Repurchase agreement (cost $9,400,000) ............    9,400,000     $284,246,438
                                                      ------------
Cash .............................................................          285,012
Expenses prepaid to stockholder service agent ....................           55,119
Receivable for interest ..........................................           35,584
Other ............................................................            6,271
                                                                       ------------
TOTAL ASSETS .....................................................      284,628,424
                                                                       ------------

LIABILITIES:
Payable for securities purchased .................................          736,737
Management fee payable ...........................................          349,195
Accrued expenses and other .......................................          564,028
                                                                       ------------
TOTAL LIABILITIES ................................................        1,649,960
                                                                       ------------
NET ASSETS .......................................................     $282,978,464
                                                                       ============
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
  26,942,113 shares outstanding): ................................     $    269,421
Additional paid-in capital .......................................      676,112,863
Accumulated net investment loss ..................................           (8,505)
Accumulated net realized loss ....................................     (294,494,272)
Net unrealized depreciation of investments .......................      (98,901,043)
                                                                       ------------
NET ASSETS .......................................................     $282,978,464
                                                                       ============

NET ASSET VALUE PER SHARE ........................................           $10.50
                                                                             ======

--------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $42,753,957 and a value of $21,106,220.
See Notes to Financial Statements.

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Interest ............................................ $  2,375,935
Dividends (net of foreign taxes withheld of $4,661)..       13,519
                                                      ------------
TOTAL INVESTMENT INCOME ..........................................    $   2,389,454

EXPENSES:
Management fee .......................................   5,836,274
Stockholder servicing fees ...........................   1,951,736
Stockholder account services .........................     641,123
Auditing and legal fees ..............................     228,500
Stockholder reports and communications ...............     167,026
Custody and related services .........................      62,680
Directors' fees and expenses .........................      40,777
Miscellaneous ........................................      15,729
                                                      ------------
TOTAL EXPENSES ...................................................        8,943,845
                                                                      -------------
NET INVESTMENT LOSS ..............................................       (6,554,391)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments .....................(169,625,506)
Net change in unrealized depreciation of investments . (21,392,369)
                                                      ------------
NET LOSS ON INVESTMENTS ..........................................     (191,017,875)
                                                                      -------------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................    $(197,572,266)
                                                                      =============


--------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                    YEAR ENDED      JUNE 22, 2000* TO
                                                                DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                -----------------   -----------------
OPERATIONS:
Net investment loss .........................................     $  (6,554,391)      $  (1,041,088)
Net realized loss on investments ............................      (169,625,506)       (124,856,439)
Net change in unrealized depreciation of investments ........       (21,392,369)        (77,508,674)
                                                                  -------------       --------------
DECREASE IN NET ASSETS FROM OPERATIONS ......................      (197,572,266)       (203,406,201)
                                                                  -------------       --------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance of Common Stock
   (0 and 31,495,855 shares) ................................                --         744,756,891
Cost of shares of Common Stock repurchased
   (4,326,055 and 231,907 shares) ...........................       (56,192,266)         (4,707,708)
                                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...............................       (56,192,266)        740,049,183
                                                                  -------------       -------------
INCREASE (DECREASE) IN NET ASSETS ...........................      (253,764,532)        536,642,982

NET ASSETS:
Beginning of period .........................................       536,742,996             100,014
                                                                  -------------       -------------
END OF PERIOD (including accumulated net investment loss
   of $8,505 and $4,922, respectively) ......................     $ 282,978,464       $ 536,742,996
                                                                  =============       =============

--------------------
* Commencement of operations.
See Notes to Financial Statements.

Statement of Cash Flows
FOR THE YEAR ENDED DECEMBER 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Decrease in net assets from operations .......................................      $(197,572,266)
  Adjustments to reconcile decrease in net assets from
    operations to net cash provided by operating activities:
      Cost of investment securities purchased ..................................       (575,659,788)
      Proceeds from disposition of investment securities .......................        600,666,590
      Proceeds from disposition of short-term investment securities, net .......         44,600,000
      Decrease in interest receivable ..........................................             12,852
      Decrease in receivable for securities sold ...............................         18,312,815
      Decrease in other assets .................................................            102,305
      Decrease in payable for securities purchased .............................        (24,584,499)
      Decrease in management fees payable, accrued expenses and other ..........           (684,435)
      Net change in unrealized depreciation of investments .....................         21,392,369
      Net realized loss on investments .........................................        169,625,506
                                                                                       ------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES ....................................         56,211,449
                                                                                       ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payment for shares repurchased ...............................................        (56,192,266)
                                                                                       ------------

  NET INCREASE IN CASH .........................................................             19,183

Cash balance at beginning of year ..............................................            265,829
                                                                                       ------------
CASH BALANCE AT END OF YEAR ....................................................       $    285,012
                                                                                       ============

--------------------
See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION -- Seligman New Technologies Fund II, Inc. (the "Fund") was incorporated in Maryland on March 10, 2000 and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund had no operations prior to June 22, 2000 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,220 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

          The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman &Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

          At December 31, 2001, market quotations were not readily available for securities valued at $84,548,981 (29.9% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001 matured pursuant to its terms.

F. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization

Notes to Financial Statements

     for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, amounted to $575,659,788 and $600,666,590, respectively.

     At December 31, 2001, the cost of investments for federal income tax purposes was $386,588,801. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $3,441,320. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $28,211,528 and $130,553,891, respectively.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

     During the year ended December 31, 2001, the Fund completed four quarterly repurchase offers, one which commenced in December 2000 and was completed in January 2001, one which commenced in March 2001 and was completed in April 2001, one which commenced in June 2001 and was completed in July 2001, and one which commenced in September 2001 and was completed in October 2001. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase request was due. The results of each repurchase offer were as follows:

                             PERCENT OF
    REPURCHASE             SHARES TENDERED        REPURCHASE
       DATE                AND REPURCHASED          AMOUNTS
-----------------          ---------------       ------------
January 12, 2001                 1.2%            $ 6,809,397
April 12, 2001                   4.3%             19,477,864
July 13, 2001                    4.6%             17,956,911
October 12, 2001                 4.5%             11,948,094

In addition, on January 11, 2002, the Fund repurchased 2.3% of its shares for $6,406,871.

5. MANAGEMENT FEE, INCENTIVE FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund's average daily net assets.

     In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

     The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund's: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

     The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund's net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund's net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

     The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

     At December 31, 2001, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund's results of operations through December 31, 2001, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $353,200,000 (subject to adjustment as stated above).

     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to

Notes to Financial Statements


0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2001, such fees aggregated $1,951,736, or 0.50% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $641,123 for stockholder account services in accordance with a methodology approved by the Fund's directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees, and the accumulated balance thereof of $8,505 at December 31, 2001, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $277,215,361, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $13,837,591 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

7. RESTRICTED SECURITIES -- At December 31, 2001, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2001, are as follows:

INVESTMENTS                                      ACQUISITION DATE               COST                 VALUE
--------------                                  -------------------         ------------         ------------
Convertible Preferred Stocks:
   Achieva.com (Series D)                       9/20/00 to 10/19/00         $  4,055,218         $    477,084
   Acta Technology (Series E)                         8/3/01                   3,055,377            2,867,442
   Acta Technology (Series E1)                        8/3/01                   1,043,124              978,962
   Adexa (Series C)                                   8/24/00                  7,140,288            1,585,066
   Allegis (Series E)                                 8/31/00                  8,011,005            3,483,613
   Applied Science Fiction (Series E)                 2/9/01                     135,482               58,935
   Biometric Access (Series A-1)                      10/4/00                    972,915              466,352
   Biometric Access (Series A-2)                      10/4/00                  3,296,563            1,580,156
   Blue Pumpkin Software (Series G)                   7/16/01                  4,098,502            3,057,949
   Calient Networks (Series D)                       12/11/00                  7,210,608            1,445,415
   Chorum Technologies (Series E)                     9/8/00                   4,251,401              369,901
   Chorum Technologies (Series F)                     9/21/01                     19,205               19,205
   Creative Planet (Series D)                         7/10/00                  4,915,940               35,941
   Enterworks (Series B)                             10/30/00                  1,000,000              117,347
   Epicentric (Series D)                              3/13/01                  9,098,502            9,557,250
   Far Blue (Series E)                                7/26/00                  2,370,322            2,271,718
   fusionOne (Series D)                         9/13/00 to 10/11/00           10,893,921            1,023,186
   Index Stock Imagery (Series G)                    12/19/00                  1,188,166              535,467
   Index Stock Imagery (Series H)                    12/19/00                    239,348              215,732
   Infomediary Technology Solutions (Series A)        10/6/00                    281,433                   --
   Iolon (Series C)                                   2/15/01                  3,586,930            3,121,321
   Juniper Financial (Series B)                       8/30/00                  7,274,202            3,201,520

Notes to Financial Statements

INVESTMENTS (CONTINUED)                          ACQUISITION DATE               COST                 VALUE
-----------------------                         -------------------         ------------         ------------
   Kintana (Series B)                                 4/6/01                $  6,615,295         $  4,424,321
   MarketSoft (Series D)                             12/13/00                  9,217,479            6,612,931
   Metro-OptiX (Series B)                             6/23/00                  7,160,947            3,940,734
   Metro-OptiX (Series C)                             9/28/01                    216,650              216,650
   Moai Technologies (Series E)                       4/23/01                    519,951               31,695
   NetLogic Microsystems (Series C)                   2/15/01                    899,623            1,164,098
   Nextest Systems (Series B)                        11/27/01                  1,531,705            1,531,705
   NFR Security (Series C)                            3/16/01                  1,704,305            1,836,680
   Onetta (Series B)                                  2/21/01                  3,569,268              733,333
   printCafe (Series E-1)                             3/12/01                  7,011,353            7,000,000
   Pure Markets (Series C)                           10/13/00                  8,260,899            7,010,989
   Silicon Wave (Series D)                            8/18/00                    330,883               28,260
   Telenisus (Series C)                               3/29/01                  7,098,500                   --
   TruSecure (Series F)                               3/19/01                  7,098,504            5,435,792
   Vividence (Series D)                               9/12/00                  7,262,616            1,115,579
   WaveSplitter Technologies (Series F)               9/22/00                  3,634,658               65,347
   w-Technologies (Series A)                          7/20/00                  6,809,097                   --
   Xdrive Technologies (Series D)                    11/17/00                  1,007,759              633,603
   ZettaCom (Series B)                                5/17/01                  2,228,473            1,199,312
                                                                           -------------         ------------
                                                                             166,316,417           79,450,591
                                                                           -------------         ------------
Common Stocks:
   GMP Companies                                      8/17/00                  2,090,628            2,493,866
   Magma Design Automation                            7/31/01                  9,833,556           27,350,137
                                                                           -------------         ------------
                                                                              11,924,184           29,844,003
                                                                           -------------         ------------
Limited Partnerships:
   Asia Internet Capital Ventures                     8/15/00                  2,279,839            1,935,279
   GrandBanks Capital Venture                  1/25/01 to 6/13/01                342,233              253,410
                                                                           -------------         ------------
                                                                               2,622,072            2,188,689
                                                                           -------------         ------------
Convertible Promissory Notes:
   Internet Appliance Network 10%,
     payable on demand                                11/1/00                  1,353,662              135,366
   Techies.com 9%, due 2/20/2006                      2/22/01                    134,703              133,333
   Techies.com 9%, due 2/20/2008                      2/22/01                     66,679               66,667
   Enterworks 10%, payable on demand*                 5/15/01                     62,500               80,469
                                                                           -------------         ------------
                                                                               1,617,544              415,835
                                                                           -------------         ------------
Total                                                                      $ 182,480,217         $111,899,118
                                                                           =============         ============

--------------------
* Warrants attached.

8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2001, is as follows:

                                          GROSS          GROSS                        DIVIDEND
                                        PURCHASES        SALES                         INCOME/
                        BEGINNING          AND            AND          ENDING         REALIZED         ENDING
AFFILIATE                SHARES         ADDITIONS     REDUCTIONS       SHARES           GAIN            VALUE
-------                -----------     ----------     ----------     -----------     -----------    -----------
Biometric Access           333,553             --         --             333,553         --         $ 2,046,508
MarketSoft               1,887,419             --         --           1,887,419         --           6,612,931
Pure Markets             1,564,953             --         --           1,564,953         --           7,010,989
Telenisus                       --     27,473,102         --          27,473,102         --                  --
TruSecure                       --      2,131,683         --           2,131,683         --           5,435,792
w-Technologies           1,857,871             --         --           1,857,871         --                  --
                                                                                                    -----------
Total                                                                                               $21,106,220
                                                                                                    ===========

Financial Highlights


   The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

                                                                               6/22/00*
                                                            YEAR ENDED            TO
                                                         DECEMBER 31, 2001     12/31/00
                                                         -----------------    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..................       $  17.17         $  23.70
                                                              --------         --------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ...................................          (0.23)           (0.03)
Net realized and unrealized loss on investments .......          (6.44)           (6.44)
                                                              --------         --------
DECREASE FROM INVESTMENT OPERATIONS ...................          (6.67)           (6.47)
Offering costs ........................................             --            (0.06)
                                                              --------         --------
NET DECREASE IN NET ASSET VALUE .......................          (6.67)           (6.53)
                                                              --------         --------
NET ASSET VALUE, END OF PERIOD ........................       $ $10.50         $  17.17
                                                              ========         ========

TOTAL RETURN:                                                   (38.85)%         (27.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..............       $282,978         $536,743
Ratio of expenses to average net assets ...............           2.30%            2.25%+
Ratio of net investment loss to average net assets ....          (1.68)%          (0.28)%+
Portfolio turnover rate ...............................         165.81%           90.14%

--------------------
* Commencement of operations.
+ In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund's commencement of operations.
See Notes to Financial Statements.

Report of Independent Auditors


THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND II, INC.


We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations and of cash flows for the year then ended, and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2001, by corres pondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2001, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
February 8, 2002

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated    SHAREHOLDER SERVICE AGENT    (800) 622-4597 24-Hour Automated
100 Park Avenue                        Seligman Data Corp.                         Telephone Access
New York, NY 10017                     100 Park Avenue                             Service
                                       New York, NY 10017
GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

TRANSFERS OF SHARES

We are pleased to announce that the Fund is now able to permit certain transfers of its shares to individuals who are not "qualified clients." (Generally, a qualified client is a person with net worth of $1.5 million or at least $750,000 invested in Seligman funds.) Transfers by gift or bequest, or pursuant to an agreement relating to a legal separation or divorce, are now permissible, even if the recipient of the shares is not a qualified client. A stockholder's estate, and certain family-owned investment vehicles formed by a stockholder, may also hold that stockholder's shares, irrespective of their status as qualified clients. However, a transferee may not PURCHASE any shares of the Fund unless the transferee is a qualified client. For further information, please contact your financial advisor.

Directors and Officers of the Fund
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND II IS SET FORTH BELOW.

INDEPENDENT DIRECTORS

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(o)        TIME SERVED #        PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
JOHN R.                  2000 to Date         Dean Emeritus, Fletcher School of                        61               None
GALVIN (72)(2,4)                              Law and Diplomacy at Tufts
Director                                      University; Director or Trustee, the
                                              Seligman Group of investment
                                              companies+; Chairman Emeritus,
                                              American Council on Germany;
                                              Governor of the Center for Creative
                                              Leadership; Director, Raytheon Co.,
                                              defense and commercial electronics;
                                              National Defense University; and the
                                              Institute for Defense Analyses.
                                              Formerly, Director, USLIFE
                                              Corporation, life insurance;
                                              Ambassador, U.S. State Department
                                              for negotiations in Bosnia;
                                              Distinguished Policy Analyst at Ohio
                                              State University and Olin
                                              Distinguished Professor of National
                                              Security Studies at the United
                                              States Military Academy. From June
                                              1987 to June 1992, he was the
                                              Supreme Allied Commander, Europe and
                                              the Commander-in-Chief, United
                                              States European Command.
----------------------------------------------------------------------------------------------------------------------------------
ALICE S.                 2000 to Date         President Emeritus, Sarah Lawrence                      61                None
ILCHMAN (66)(3,4)                             College; Director or Trustee, the
Director                                      Seligman Group of investment
                                              companies+; Trustee, the Committee
                                              for Economic Development; Chairman,
                                              The Rockefeller Foundation,
                                              charitable foundation; and Director,
                                              Public Broadcasting Service (PBS).
                                              Formerly, Trustee, The Markle
                                              Foundation, philanthropic
                                              organization; and Director, New York
                                              Telephone Company; and International
                                              Research and Exchange Board,
                                              intellectual exchanges.
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. MCPHERSON       2000 to Date         Retired Chairman of the Board and                        61               None
(68)(3,4)                                     Chief Executive Officer of
Director                                      Kerr-McGee Corporation, diversified
                                              energy company; Director or Trustee,
                                              the Seligman Group of investment
                                              companies+; Director, Kimberly-Clark
                                              Corporation, consumer products;
                                              Conoco Inc., oil exploration and
                                              production; Bank of Oklahoma Holding
                                              Company; Baptist Medical Center;
                                              Oklahoma Chapter of the Nature
                                              Conservancy; Oklahoma Medical
                                              Research Foundation; National Boys
                                              and Girls Clubs of America; and
                                              Oklahoma Foundation for Excellence
                                              in Education. Formerly, Chairman,
                                              Oklahoma City Public Schools
                                              Foundation; and Director, Federal
                                              Reserve System's Kansas City Reserve
                                              Bank, the Oklahoma City Chamber of
                                              Commerce, and Member of the Business
                                              Roundtable.
----------------------------------------------------------------------------------------------------------------------------------
JOHN E.                  2000 to Date         Retired Chairman and Senior Partner,                     61               None
MEROW (72)(2,4)                               Sullivan & Cromwell, law firm;
Director                                      Director or Trustee, the Seligman
                                              Group of investment companies+;
                                              Director, Commonwealth Industries,
                                              Inc., manufacturers of aluminum
                                              sheet products; the Foreign Policy
                                              Association; Municipal Art Society
                                              of New York; the U.S. Council for
                                              International Business; and Vice
                                              Chairman, New York-Presbyterian
                                              Healthcare System, Inc.; Life
                                              Trustee, New York-Presbyterian
                                              Hospital; and Member of the American
                                              Law Institute and Council on Foreign
                                              Relations.
----------------------------------------------------------------------------------------------------------------------------------
BETSY S.                 2000 to Date         Attorney; Director or Trustee, the                       61               None
MICHEL (59)(2,4)                              Seligman Group of investment
Director                                      companies+; Trustee, The Geraldine
                                              R. Dodge Foundation, charitable
                                              foundation; and World Learning, Inc.
                                              Formerly, Chairman of the Board of
                                              Trustees of St. George's School
                                              (Newport, RI); and Director, the
                                              National Association of Independent
                                              Schools (Washington, DC).
----------------------------------------------------------------------------------------------------------------------------------

--------------------
See footnote on page 23.

Directors and Officers of the Fund
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND II IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (continued)

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(o)        TIME SERVED #        PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
JAMES C.                 2000 to Date         Retired Partner, Pitney, Hardin,                         61               None
PITNEY (75)(3,4)                              Kipp & Szuch, law firm; Director or
Director                                      Trustee, the Seligman Group of
                                              investment companies+. Formerly,
                                              Director, Public Service Enterprise
                                              Group, public utility.
----------------------------------------------------------------------------------------------------------------------------------
LEROY C.                 2000 to Date         Chairman and Chief Executive                             60               None
RICHIE (60)(2,4)                              Officer, Q Standards Worldwide,
Director                                      Inc., library of technical
                                              standards; Director or Trustee, the
                                              Seligman Group of investment
                                              companies (except Seligman Cash
                                              Management Fund, Inc.)+; Director,
                                              Kerr-McGee Corporation, diversified
                                              energy company; and Infinity, Inc.,
                                              oil and gas services and
                                              exploration; Chairman, Highland Park
                                              Michigan Economic Development Corp;
                                              Trustee, New York University Law
                                              Center Foundation and Vice Chairman,
                                              Detroit Medical Center. Formerly,
                                              Chairman and Chief Executive
                                              Officer, Capital Coating
                                              Technologies, Inc., applied coating
                                              technologies; Vice President and
                                              General Counsel, Automotive Legal
                                              Affairs, Chrysler Corporation.
----------------------------------------------------------------------------------------------------------------------------------
JAMES Q.                 2000 to Date         Director or Trustee, the Seligman                        61               None
RIORDAN (74)(3,4)                             Group of investment companies+;
Director                                      Director or Trustee, The Houston
                                              Exploration Company, oil
                                              exploration; The Brooklyn Museum,
                                              KeySpan Corporation, diversified
                                              energy and electric company; and the
                                              Committee for Economic Development.
                                              Formerly, Co-Chairman of the Policy
                                              Council of the Tax Foundation;
                                              Director, Tesoro Petroleum
                                              Companies, Inc. and Dow Jones &
                                              Company, Inc., a business and
                                              financial news company; Director and
                                              President, Bekaert Corporation,
                                              high-grade steel cord, wire and
                                              fencing products company; Vice
                                              Chairman, Exxon Mobil Corporation,
                                              petroleum and petrochemicals
                                              company; and Director, Public
                                              Broadcasting Service (PBS).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT L.                200O to Date         Retired Vice President, Pfizer Inc.,                     61               None
SHAFER (69)(3,4)                              pharmaceuticals; Director or
Director                                      Trustee, the Seligman Group of
                                              investment companies+. Formerly,
                                              Director, USLIFE Corporation, life
                                              insurance.
----------------------------------------------------------------------------------------------------------------------------------
JAMES N.                 200O to Date         Retired Executive Vice President and                     61               None
WHITSON (66)(2,4)                             Chief Operating Officer, Sammons
Director                                      Enterprises, Inc., a diversified
                                              holding company; Director or
                                              Trustee, the Seligman Group of
                                              investment companies+; Director,
                                              C-SPAN, cable television, and
                                              CommScope, Inc., manufacturer of
                                              coaxial cables.
----------------------------------------------------------------------------------------------------------------------------------

--------------------
See footnote on page 23.

Directors and Officers of the Fund
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND II IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(o)        TIME SERVED #        PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM C.               2000 to Date         Chairman, J. & W. Seligman & Co.                         61               None
MORRIS (63)*(1)                               Incorporated, Chairman and Chief
Director, Chairman of                         Executive Officer of the Seligman
the Board and Chief                           Group of investment companies+;
Executive Officer                             Chairman, Seligman Advisors, Inc.,
                                              Seligman Services, Inc., and Carbo
                                              Ceramics Inc., ceramic proppants for
                                              oil and gas industry; and Director,
                                              Seligman Data Corp., Kerr-McGee
                                              Corporation, diversified energy
                                              company. Formerly, Director, Daniel
                                              Industries Inc., manufacturer of oil
                                              and gas metering equipment.
-----------------------------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO (49)*(1)   2000 to Date         Director and President, J. & W.                          61               None
Director and                                  Seligman & Co. Incorporated;
President                                     President of twenty-one investment
                                              companies in the Seligman Group of
                                              investment companies and Director or
                                              Trustee of the Seligman Group of
                                              investment companies+, Seligman
                                              Advisors, Inc., and Seligman
                                              Services, Inc.; Chairman, Seligman
                                              Data Corp.; Member of the Board of
                                              Governors of the Investment Company
                                              Institute; and Vice Chairman, ICI
                                              Mutual Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
STORM                    2000 to Date         Managing Director, J. & W. Seligman                      N/A               N/A
BOSWICK (32)                                  &Co. Incorporated since January
Vice President and                            1999; Portfolio Manager, Seligman
Portfolio Manager                             New Technologies Fund and Seligman
                                              New Technologies Fund II. Mr.
                                              Boswick joined J. &W. Seligman &Co.
                                              Incorporated in June 1996 as an
                                              Associate, Investment Research.
                                              Formerly, Vice President, Investment
                                              Officer of J. & W. Seligman &Co.
                                              Incorporated from January 1997 to
                                              December 1998; and Financial
                                              Analyst, Investment Research,
                                              Goldman, Sachs &Co. from February
                                              1994 to May 1996.
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS G.                2000 to Date         Senior Vice President, Finance, J. &                     N/A               N/A
ROSE (44)                                     W. Seligman & Co. Incorporated,
Vice President                                Seligman Advisors, Inc., and
                                              Seligman Data Corp.; Vice President,
                                              the Seligman Group of investment
                                              companies+, Seligman Services, Inc.
                                              and Seligman International, Inc.
                                              Formerly, Treasurer, the Seligman
                                              Group of investment companies and
                                              Seligman Data Corp.
-----------------------------------------------------------------------------------------------------------------------------------
LAWRENCE P.              2000 to Date         Senior Vice President and Treasurer,                     N/A               N/A
VOGEL (45)                                    Investment Companies, J. & W.
Vice President and                            Seligman & Co. Incorporated; Vice
Treasurer                                     President and Treasurer, the
                                              Seligman Group of investment
                                              companies+; Treasurer, Seligman Data
                                              Corp. Formerly, Senior Vice
                                              President, Finance, J. & W. Seligman
                                              & Co. Incorporated, Seligman
                                              Advisors, Inc. and Seligman Data
                                              Corp.; Vice President, Seligman
                                              Services, Inc. and Treasurer,
                                              Seligman International, Inc. and
                                              Seligman Henderson Co.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------
See footnote on page 23.

Directors and Officers of the Fund
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN NEW TECHNOLOGIES FUND II IS SET FORTH BELOW.
INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

                                                                                                                     OTHER
                                                                                                                     DIRECTORSHIPS
                                                                                                                     HELD BY
                                                                                                   NUMBER OF         DIRECTOR NOT
                                                                                                   PORTFOLIOS        DISCLOSED
NAME, (AGE),             TERM OF OFFICE                                                            IN FUND COMPLEX   UNDER
POSITION(S)              AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING                       OVERSEEN          PRINCIPAL
HELD WITH FUND(o)        TIME SERVED #        PAST FIVE YEARS AND OTHER INFORMATION                BY DIRECTOR       OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------------------
FRANK J. NASTA (37)      2000 to Date         General Counsel, Senior Vice                             N/A              N/A
Secretary                                     President, Law and Regulation and
                                              Corporate Secretary, J. & W.
                                              Seligman & Co. Incorporated;
                                              Secretary, the Seligman Group of
                                              investment companies+, Seligman
                                              Advisors, Inc., Seligman Services,
                                              Inc., Seligman International, Inc.
                                              and Seligman Data Corp. Formerly,
                                              Corporate Secretary, Seligman
                                              Henderson Co.
----------------------------------------------------------------------------------------------------------------------------------

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE STOCKHOLDER INQUIRIES.

--------------------

(o) The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th Floor.
 # Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
 + The Seligman Group of investment companies consists of twenty-three registered investment companies.
 * Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

Glossary of Financial Terms


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND II, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.














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